                                                                Exhibit 8(b)(ix)

                   AMENDMENT NO. 15 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedule A with the with the attached Schedule A:

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2014
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                       FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                              FUNDED BY SEPARATE ACCOUNT                      FIDELITY FUND (CLASS)
----------------------------------------   -------------------------------------------------   -------------------------------------
Lincoln Life & Annuity Variable            GAC96-111; GAC91-101                                Growth - Initial Class
Annuity Separate Account L                 (GVA I, II, III)                                    Equity-Income - Initial Class
                                                                                               Money Market - Initial Class

Lincoln Life & Annuity Flexible            LN615NY (VUL I)                                     Equity-Income - Initial Class
Premium Variable Life Account M
                                           LN660NY (VUL) (VUL(CV))                             Growth - Service Class
                                           LN680NY (VUL)(DB)                                   High Income - Service Class

                                           ELITE SERIES:                                       Equity-Income - Service Class
                                           LN680NY (VUL(DB))                                   Growth - Service Class
                                           LN690NY (VUL(DB) II) (VUL(DB) IV)                   Overseas - Service Class
                                           LN665NY (VUL(CV) II) (VULFlex)
                                           LN670NY (VUL(CV) III) (VUL(CV) IV)
                                           LN691NY (VULONE)
                                           LN693NY (Momentum VULONE)
                                           LN694NY (VULONE2005)
                                           LN695NY (Momentum VULONE2005)
                                           LN696NY (VULONE2007), (Momentum VULONE2007)
                                           LN698NY AssetEdge
                                           LN696REV (VULone 2010)

                                     1 of 11

Lincoln New York Account N for Variable    AN426NY (ChoicePlus)                                Equity-Income - Initial Class
Annuities                                                                                      Growth - Initial Class
                                                                                               Overseas - Initial Class

                                           30296NY (ChoicePlus Access)                         Equity-Income -Service Class 2
                                                                                               Growth- Service Class 2
                                                                                               Overseas -Service Class 2

                                           30070BNYMVA3                                        Equity-Income -Service Class 2
                                           (ChoicePlus II)                                     Growth- Service Class 2
                                           (ChoicePlus II Access)                              Overseas -Service Class 2
                                           (ChoicePlus II Advance)
                                           (ChoicePlus II Bonus)
                                           30070BNYBA [(ChoicePlus Assurance (A
                                             Share/Class)]
                                           30070BNYBA [ChoicePlus Assurance (B Share)]
                                           30070BNYBA [(ChoicePlus Assurance (B Class)]
                                           30070BNYC [ChoicePlus Assurance (C Share)]
                                           30070BNYAL [ChoicePlus Assurance (L Share)]
                                           30070BNYN [ChoicePlus Assurance (Bonus)]
                                           AN501NY (ChoicePlus Momentum Income Option)
                                           30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                           AN452 [(ChoicePlus Assurance (A Share/Class)
                                             i4LIFE(R) Advantage New York]
                                           AN452 [(ChoicePlus Assurance (B Share/Class)
                                             i4LIFE(R) Advantage New York]
                                           AN452 [(ChoicePlus Assurance (Design)
                                             i4LIFE(R) Advantage New York]
                                           30070BNY (ChoicePlus Signature)
                                           30070-ANY ChoicePlus Fusion
                                           30070B NYA ChoicePlus Assurance (Prime)
                                           30070BNYA 5/03, 30070BNYC 5/03, 30070BNYL 5/03
                                             ChoicePlus Assurance (Series)
                                           30070-BNY Investor Advantage(SM)
                                           30070-ANY Investor Advantage(SM) Fee-Based
                                           30070-BNY Investor Advantage(SM) RIA                Growth - Initial Class

                                     2 of 11

LLANY Separate Account R for Flexible      LN650NY (SVUL)                                      Growth - Service Class
Premium Variable                                                                               High Income - Service Class
Life Insurance                                                                                 Overseas - Service Class

                                           ELITE SERIES:                                       Equity-Income - Service Class
                                           LN655NY (SVUL II)                                   Growth - Service Class
                                           LN650NY (SVUL)                                      Overseas - Service Class
                                           LN656NY (SVUL III) (SVUL IV)

                                           LN657 (SVUL(ONE))                                   Growth - Service Class
                                           LN658 (Momentum SVUL(ONE))                          Overseas - Service Class
                                           LN697NY (SVUL(ONE)2007), (Momentum
                                             SVUL(ONE)2007)

LLANY Separate Account S for Flexible      ELITE SERIES:                                       Equity-Income - Service Class
Premium Variable Life Insurance            LN925NY (CVUL III)                                  Growth - Service Class
                                           LN935NY (LCV4)                                      Overseas - Service Class

                                           LN939NY (LCV5)                                      Growth - Service Class
                                           LN939NY (Lincoln Corporate Commitment VUL)          Overseas - Service Class

LNY Separate Account 401 for Group         19476NY (Director)                                  Equity-Income - Service Class 2
Annuities                                                                                      Growth - Service Class 2
                                                                                               Overseas - Service Class 2

Lincoln Life & Annuity Flexible Premium    LN930NY (Lincoln Corporate Private Solution)        Equity-Income - Service Class
Variable Life Account Z                    LN939NY (Private Placement VUL)                     Growth - Service Class
                                                                                               High Income - Service Class
                                                                                               Overseas - Service Class
                                                                                               Money Market - Initial Class

                                     3 of 11

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.


Date 3/28/14                        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
     --------------------------
                                    By: /s/ Daniel R. Hayes
                                        ----------------------------------------
                                    Name: Daniel R. Hayes
                                    Title: Vice President


Date 4/25/14                        VARIABLE INSURANCE PRODUCTS FUND
     --------------------------
                                    By: /s/ Joseph Zambello
                                        ----------------------------------------
                                    Name: Joseph Zambello
                                    Title: Deputy Treasurer


Date 4/25/14                        FIDELITY DISTRIBUTORS CORPORATION
     --------------------------
                                    By: /s/ Robert Bachman
                                        ----------------------------------------
                                    Name: Robert Bachman
                                    Title: EVP

                                     4 of 11

                   AMENDMENT NO. 19 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated September 1, 1996 and as subsequently amended, by replacing Schedule A with the attached Schedule A:

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2014
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

                                                       FORM NUMBERS OF CONTRACTS
NAME OF SEPARATE ACCOUNT                              FUNDED BY SEPARATE ACCOUNT                        FIDELITY FUND (CLASS)
----------------------------------------   -------------------------------------------------   -------------------------------------
Lincoln Life & Annuity Variable            30070BNYA Multi-Fund(R)5 Retirement Annuity         Contrafund - Service Class
Annuity Account C

Lincoln Life & Annuity Variable            GAC96-111; GAC91-101                                Asset Manager - Initial Class
Annuity Separate Account L                 (GVA I, II, III)                                    Contrafund - Service Class 2

Lincoln Life & Annuity Flexible            LN615NY (VUL I)                                     Asset Manager - Initial Class
Premium Variable Life Account M                                                                Investment Grade Bond - Initial

                                           LN660NY (VUL) (VUL(CV))                             Contrafund - Service Class
                                           LN680NY (VUL(DB))

                                           ELITE SERIES:                                       Contrafund - Service Class
                                           LN680NY (VUL(DB))
                                           LN690NY (VUL(DB) II) (VUL(DB) IV)
                                           LN665NY (VUL(CV) II) (VULFlex)
                                           LN670NY (VUL(CV) III) (VUL(CV) IV)
                                           LN691NY (VUL(ONE))
                                           LN693NY (Momentum VUL(ONE))
                                           LN694NY (VUL(ONE) 2005)
                                           LN695NY (Momentum VUL(ONE)2005)
                                           LN696NY (VUL(ONE)2007), (Momentum
                                             VUL(ONE)2007)
                                           LN698NY AssetEdge

                                     5 of 11

Lincoln New York Account N for             AN426NY (ChoicePlus)                                Contrafund - Service Class 2
Variable Annuities
                                           30296NY (ChoicePlus Access)                         Contrafund - Service Class 2
                                           30070BNYMVA3                                        Contrafund - Service Class 2
                                           (ChoicePlus II; ChoicePlus II Access)
                                           (ChoicePlus II Advance; ChoicePlus II Bonus)
                                           30070BNYBA [(ChoicePlus Assurance (A
                                             Share/Class)]
                                           30070BNYBA [ChoicePlus Assurance (B Share)]
                                           30070BNYBA [(ChoicePlus Assurance (B Class)]
                                           30070BNYC [ChoicePlus Assurance (C Share)]
                                           30070BNYAL [ChoicePlus Assurance (L Share)]
                                           30070BNYN [ChoicePlus Assurance (Bonus)]
                                           AN501NY (ChoicePlus Momentum Income Option)
                                           30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                           AN452 [(ChoicePlus Assurance (A Share/Class)
                                             I4LIFE(R) Advantage New York]
                                           AN452 [(ChoicePlus Assurance (B Share/Class)
                                             I4LIFE(R) Advantage New York]
                                           AN452 [(ChoicePlus Assurance (Design) I4LIFE(R)
                                             Advantage New York]
                                           30070BNY ChoicePlus Signature
                                           30070-ANY ChoicePlus Fusion
                                           30070B NYA ChoicePlus Assurance (Prime)
                                           30070BNYA 5/03, 30070BNYC 5/03, 30070BNYL 5/03
                                             ChoicePlus Assurance (Series)
                                           30070-BNY Investor Advantage(SM)
                                           30070-ANY Investor Advantage(SM) Fee-Based
                                           30070-BNY Investor Advantage(SM) RIA                Contrafund - Initial Class

LLANY Separate Account R for Flexible      LN650NY (SVUL)                                      Contrafund - Service Class
Premium Variable Life Insurance
                                           ELITE SERIES:                                       Contrafund - Service Class
                                           LN655NY (SVUL II)
                                           LN650NY (SVUL)
                                           LN656NY (SVUL III) (SVUL IV)
                                           LN657 (SVULONE)
                                           LN658 (Momentum SVULONE)

                                     6 of 11

                                           LN697NY (SVULONE2007), (Momentum SVULONE2007)

LLANY Separate Account S for Flexible      ELITE SERIES:                                       Asset Manager - Service Class
Premium Variable Life Insurance            LN925NY (CVUL Series III)                           Contrafund - Service Class
                                           LN935NY (LCV4)                                      Freedom 2020 - Service Class
                                           LN939NY (LCV5), (Lincoln Corporate Commitment
                                             VUL)                                              Freedom 2030 - Service Class
                                                                                               Freedom 2040 - Service Class
                                                                                               Freedom 2050 - Service Class
                                                                                               Freedom Income - Service Class
                                                                                               Investment Grade Bond - Service Class

LNY Separate Account 401 for Group         19476 (Director)                                    Contrafund - Service Class
  Annuities
                                           AR450NY (Lincoln American Legacy Retirement)        Contrafund - Service Class 2

Lincoln Life & Annuity Flexible            LN930NY (Lincoln Corporate Private Solution)        Asset Manager - Service Class
Premium Variable Life Account Z            LN939NY (Private Placement VUL)                     Asset Manager - Initial Class
                                                                                               Contrafund - Service Class
                                                                                               Contrafund - Initial Class
                                                                                               Investment Grade Bond - Initial Class
                                                                                               Index 500 Portfolio - Initial Class
                                                                                               Freedom 2020 - Service Class
                                                                                               Freedom 2030 - Service Class
                                                                                               Freedom 2040 - Service Class
                                                                                               Freedom 2050 - Service Class
                                                                                               Freedom Income - Service Class

Separate Account BNM                       (Lincoln Corporate Commitment Private Placement     Investment Grade Bond - Initial Class
                                           BOLI)

                                     7 of 11

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.


Date 3/28/14                        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
     --------------------------
                                    By: /s/ Daniel R. Hayes
                                        ----------------------------------------
                                    Name: Daniel R. Hayes
                                    Title: Vice President


Date 4/25/14                        VARIABLE INSURANCE PRODUCTS FUND II
     --------------------------
                                    By: /s/ Joseph Zambello
                                        ----------------------------------------
                                    Name: Joseph Zambello
                                    Title: Deputy Treasurer


Date 4/25/14                        FIDELITY DISTRIBUTORS CORPORATION
     --------------------------
                                    By: /s/ Robert Bachman
                                        ----------------------------------------
                                        Name: Robert Bachman
                                        Title: EVP

                                     8 of 11

                   AMENDMENT NO. 14 TO PARTICIPATION AGREEMENT

Lincoln Life & Annuity Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation, hereby amend their Participation Agreement, dated October 15, 1999 and as subsequently amended, by replacing Schedule A with the attached Schedule A:

                                   SCHEDULE A
                            AMENDED AS OF MAY 1, 2014
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS

NAME OF SEPARATE ACCOUNT                   FORM NUMBERS OF CONTRACTS FUNDED BY SEPARATE ACCOUNT         FIDELITY FUND (CLASS)
----------------------------------------   ----------------------------------------------------   ---------------------------------
Lincoln Life & Annuity Variable Annuity    30070BNYA Multi-Fund(R)5 Retirement Annuity            Mid Cap - Service Class 2
Account C

Lincoln Life & Annuity Flexible Premium    LN660NY (VUL) (VUL(CV))                                Growth Opportunities - Service
Variable Life Account M                    LN680NY (VUL(DB))                                      Class

                                           ELITE SERIES:
                                           LN680NY (VUL(DB))                                      Mid Cap - Service Class
                                           LN690NY (VUL(DB) II) (VUL(DB) IV)
                                           LN665NY (VUL(CV) II) (VULFlex)
                                           LN670NY (VUL(CV) III) (VUL(CV) IV)
                                           LN691NY (VUL(ONE))
                                           LN693NY (Momentum VUL(ONE))
                                           LN694NY (VUL(ONE) 2005)
                                           LN695NY (Momentum VUL(ONE)2005
                                           LN696NY (VUL(ONE)2007, (Momentum VUL(ONE)2007
                                           LN698NY AssetEdge

Lincoln New York Account N for             AN426NY (ChoicePlus)                                   Mid Cap - Service Class

                                     9 of 11

Variable Annuities

                                           30296NY (ChoicePlus Access)                            Mid Cap - Service Class

                                           30070BNYMVA3                                           Mid Cap - Service Class 2
                                           (ChoicePlus II; ChoicePlus II Access)
                                           (ChoicePlus II Advance; ChoicePlus II Bonus)
                                           30070BNYBA [(ChoicePlus Assurance (A Share/Class)]
                                           30070BNYBA [ChoicePlus Assurance (B Share)]
                                           30070BNYBA [(ChoicePlus Assurance (B Class)]
                                           30070BNYC [ChoicePlus Assurance (C Share)]
                                           30070BNYAL [ChoicePlus Assurance (L Share)]
                                           30070BNYN [ChoicePlus Assurance (Bonus)]
                                           AN501NY (ChoicePlus Momentum Income Option)
                                           30070-CP-Design 1, 2 or 3 (ChoicePlus Design)
                                           AN452 [(ChoicePlus Assurance (A Share/Class)
                                             i4LIFE(R) Advantage New York]
                                           AN452 [(ChoicePlus Assurance (B Share/Class)
                                             i4LIFE(R) Advantage New York]
                                           AN452 [(ChoicePlus Assurance (Design) i4LIFE(R)
                                             Advantage New York]
                                           30070BNY ChoicePlus Signature
                                           30070-ANY ChoicePlus Fusion
                                           30070B NYA ChoicePlus Assurance (Prime)
                                           30070BNYA 5/03, 30070BNYC 5/03, 30070BNYL 5/03
                                             ChoicePlus Assurance (Series)
                                           30070-BNY Investor Advantage(SM)
                                           30070-ANY Investor Advantage(SM) Fee-Based
                                           30070-BNY Investor Advantage(SM) RIA                   Mid Cap - Initial Class

LLANY Separate Account R for Flexible      LN650NY (SVUL)                                         Growth Opportunities -
Premium Variable Life Insurance                                                                   Service Class

                                           ELITE SERIES:
                                           LN650NY (SVUL)                                         Mid Cap - Service Class
                                           LN656NY (SVUL IV)

                                           LN657 (SVUL(ONE))                                      Mid Cap - Service Class
                                           LN658 (Momentum SVUL(ONE))
                                           LN657NY (SVUL(ONE)2007), (Momentum SVUL(ONE)2007)

                                    10 of 11

LLANY Separate Account S for Flexible      ELITE SERIES:                                          Mid-Cap - Service Class
Premium Variable Life Insurance            LN925NY (CVUL Series III)
                                           LN935NY (LCV4)
                                           LN939NY (LCV5)
                                           LN939NY (Lincoln Corporate Commitment VUL)

LNY Separate Account 401 for Group         19476 (Director)                                       Mid-Cap - Initial Class
Annuities                                  AR450NY (Lincoln American Legacy Retirement)           Mid-Cap - Service Class 2

Lincoln Life & Annuity Flexible Premium    LN930NY (Lincoln Corporate Private Solution)           Growth Opportunities -
Variable Life Account Z                    LN939NY (Private Placement VUL)                        Service Class
                                                                                                  Mid-Cap - Service Class

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

Date 3/28/14                        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
     ---------------------------
                                    By: /s/ Daniel R. Hayes
                                        ----------------------------------------
                                    Name: Daniel R. Hayes
                                    Title: Vice President


Date 4/25/14                        VARIABLE INSURANCE PRODUCTS FUND III
     ---------------------------
                                    By: /s/ Joseph Zambello
                                        ----------------------------------------
                                    Name: Joseph Zambello
                                    Title: Deputy Treasurer


Date 4/25/14                        FIDELITY DISTRIBUTORS CORPORATION
     ---------------------------
                                    By: /s/ Robert Bachman
                                        ----------------------------------------
                                    Name: Robert Bachman
                                    Title: EVP

                                    11 of 11